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                        UNITED STATES BANKRUPTCY COURT
                     FOR THE EASTERN DISTRICT OF VIRGINIA
                             Alexandria Division

In re                                     Chapter 11

PATHNET TELECOMMUNICATIONS,               Case No. 01-12264-SSM
INC., et al.,                             Jointly Administered

                   Debtors.
 ------------------------------------------

       STIPULATION AND CONSENT ORDER (1) CONVERTING CASES TO CHAPTER 7
           AND (2) AUTHORIZING THE EXTENSION OF LIMITED USE OF CASH
                                  COLLATERAL

            Upon the Joint Motion of Nortel Networks Inc. ("Nortel") and
Cisco Systems Capital Corporation ("Cisco") (collectively, the Secured
Lenders") for Entry of an Order to Convert Chapter 11 Case to Chapter 7 (the
"Motion to Convert") with respect to debtors and debtors in possession
Pathnet Operating, Inc. ("POI"), Pathnet Real Estate LLC ("PRE"), and Pathnet
Fiber Equipment LLC ("PFE") (collectively, the "Converted Debtors"), seeking an order under Section 1112(b) of the Bankruptcy Code converting the cases of the Converted Debtors to Chapter 7 and whereas the Secured Lenders have declined, except as provided in this Stipulation and Consent Order, to extend their consent for use of cash collateral, as that term is defined in Section
363 of the Bankruptcy Code ("Cash Collateral"), from and after June 30, 2001, upon the expiration of the Stipulation and Consent Final Order Authorizing
Debtor's Use of Cash Collateral and Granting Adequate Protection entered on
June 12, 2001 (the "Cash Collateral Order");

            ACCORDINGLY THE PARTIES STIPULATE AND AGREE AND THE COURT ORDERS
AS FOLLOWS:

1.    The pending Chapter 11 cases of Pathnet Operating, Inc. (Case No.
01-12266), Pathnet Real Estate LLC (Case No. 01-12269), and Pathnet Fiber
Equipment LLC (Case No. 01-12268) are hereby converted to cases under Chapter
7 pursuant to Section 1112(a) of the Bankruptcy Code;

2.    By agreement of the Converted Debtors and the Secured Lenders, the
Termination Date set forth in paragraph 19 of the Cash Collateral Order is extended through and including August 10, 2001, and the Converted Debtors may continue to use Cash Collateral in accordance with the Cash Collateral Order in accordance with the Budget attached as Exhibit A hereto up to a maximum amount of $115,348.00; provided, HOWEVER, that Cash Collateral may be used only for (1) compensation for the employees identified on the Budget in the amounts designated thereon, and (2) the provision of security services as approved by the Secured Lenders for the protection of the Prepetition
Collateral and Postpetition Collateral; and provided, FURTHER, that nothing herein shall be deemed to be binding on a Chapter 7 Trustee appointed in the cases of the Converted Debtors. All other terms and conditions of the Cash
Collateral Order shall continue and remain in full force and effect.
            Entered this ________ day of July, 2001

                                    JUDGE STEPHEN S.Mitchell
                                    United States Bankruptcy Judge

WE ASK FOR THIS:

/S/ K. STEWART EVANS, JR
K. Stewart Evans, Jr.
Virginia State Bar #12710
PEPPER HAMILTON LLP
600 Fourteenth Street, N.W.
Washington, D.C.  20005-20004             NOTICE OF JUDGMENT OR ORDER
(202) 220-1230                      Entered On Docket  7/19/01

Patrick A. Murphy
Cecily A. Dumas
Gail S. Greenwood
MURPHY SHENEMAN JULIAN & ROGERS
A Professional Corporation
101 California Street, 39th Floor
San Francisco, CA  94111
(415) 398-4700

ATTORNEYS FOR CISCO SYSTEMS CAPITAL CORPORATION

/S/ JOHN G. MCJUNKIN
John G. McJunkin
Virginia State Bar #31011
PIPER, MARBURY, RUDNICK & WOLFE
1200 Nineteenth Street, N.W.
Washington, D.C.  20036
Telephone:  (202) 861-6005
Telecopy:  (202) 233-2085

ATTORNEYS FOR CISCO SYSTEMS CAPITAL CORPORATION

/S/ H. JASON GOLD
H. Jason Gold
Virginia State Bar #25237
Alexander M. Laughlin
GOLD MORRISON & LAUGHLIN PC
1660 International Drive, Suite 450
McLean, VA  22012-4848
(703) 836-7004

Michael B. Hopkins
Charles H. Jeanfreau
COVINGTON & BURLING
1330 Avenue of the Americas
New York, N.Y.  10019
(212) 841-1000

Michael St. Patrick Baxter
COVINGTON & BURLING
1201 Pennsylvania Avenue, N.W.
Washington, D.C.  20004
(202) 662-6000

ATTORNEYS FOR THE DEBTORS AND DEBTORS IN POSSESSION

                                  EXHIBIT A

                                    Page 1

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EMPLOYEE NAME  TITLE                     MONTHLY          SALARY       LOCATIONJOB DESCRIPTION           ESTIMATED
                                         SALARY      EXPENSES 6/30 TO                                   LAST DAY OF
                                                           8/10                                             WORK
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Smith, Troy    Provisioning                  $4,375             $6,058 TX      Responsible for moving         10-Aug
               Coordinator                                                     customers off the POI
                                                                               fiber network during
                                                                               the liquidation process
                                                                               until August 1.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Grill, Thomas  Director, Advanced           $10,058            $13,927 VA      Responsible for the            10-Aug
               Convergence Eng.                                                management of POI
                                                                               softswitch and media
                                                                               gateway physical assets
                                                                               during the liquidation
                                                                               process including all
                                                                               of our Super  POPs.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Harbaugh,      Sr. Manager, Collo &          $7,263            $10,056 TX      Responsible for                10-Aug
Diane          Interconnect                                                    submitting POI
                                                                               termination notices at
                                                                               all ILEC Collocations,
                                                                               and submitting all
                                                                               applications to ILEC
                                                                               retrieval of POI
                                                                               equipment.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Walls, Robert  Sr. Manager, Capacity         $6,967             $9,646 VA      Responsible for                10-Aug
M.             Planning                                                        transitioning customers
                                                                               off of POI fiber
                                                                               network and terminating
                                                                               all POI leases.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Pierce,        Director, Network             $7,989            $11,061 VA      Responsible for                10-Aug
Sherrie L.     Planning                                                        transitioning customers
                                                                               off to POI fiber
                                                                               network and terminating
                                                                               all POI leases.  Bill
                                                                               resolution for POI
                                                                               Network Leases, POI
                                                                               Collocation analysis
                                                                               and with ILEC's.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Mueller,       Project Manager               $6,064             $8,396 VA      Responsible for                10-Aug
Margaret                                                                       project-managing the
                                                                               shut down of the POI
                                                                               fiber network and
                                                                               dispute resolution with
                                                                               McLeod and contractors
                                                                               on ALB-EL PASO route.
                                                                               Needed for retrieval of
                                                                               POI equipment at Super
                                                                               POP sites.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Elkins, Anita  Project Manager               $7,141             $9,887 VA      Responsible for                10-Aug
                                                                               project-managing the
                                                                               shut down of the POI
                                                                               fiber network and
                                                                               dispute resolution with
                                                                               360 Networks.  Needed
                                                                               for retrieval of POI
                                                                               equipment as Super  POP
                                                                               sites.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Steelman, Roy  Manager, Outside              $7,521            $10,413 TX      Responsible for the            10-Aug
               Plant Engineering                                               management & retrieval
                                                                               of POI outside plant
                                                                               physical assets during
                                                                               liquidation process.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Varney, Paul   Manager, Network Imp.         $7,816            $10,821 TX      Responsible for the            10-Aug
               Engineering                                                     management and
                                                                               retrieval of the POI
                                                                               long haul physical
                                                                               assets during
                                                                               liquidation process.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Hensley,       Provisioning Circuit          $5,001             $6,924 VA      Responsible for moving         10-Aug
Stacie         Engineer                                                        customers off of the
                                                                               POI fiber network
                                                                               during the liquidation
                                                                               process until August 1.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
McCarthy,      Central Office Field          $4,859             $6,727 NE      Responsible for                10-Aug
Larry          Technician                                                      escorting liquidators
                                                                               in to ILEC Collo
                                                                               facilities and for
                                                                               retrieval of POI fiber
                                                                               equipment from
                                                                               facilities, and
                                                                               performing maintenance
                                                                               on POI network.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
               TOTAL BASE SALARY COST:                        $103,917
---------------------------------------------------------------------------------------------------------------------
---------------                       -------------------------------------------------------------------------------
               ADD EMPLOYER     FICA/FUTA/SUTA:                $11,431
---------------                       --------------                   ----------------------------------------------
---------------                                                        ----------------------------------------------
               TOTAL COST:                                    $115,348
---------------                       --------------                   ----------------------------------------------
---------------                                                        ----------------------------------------------

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